Putnam Growth Opportunities Fund
The fund's portfolio
10/31/20 (Unaudited)

COMMON STOCKS (98.8%)(a)
	Shares	Value
Aerospace and defense (1.1%)
Northrop Grumman Corp.	287,300	$83,265,286

		83,265,286
Air freight and logistics (1.0%)
FedEx Corp.	271,100	70,342,317

		70,342,317
Automobiles (1.3%)
Tesla Motors, Inc.(NON)(S)	251,400	97,553,256

		97,553,256
Biotechnology (2.6%)
Regeneron Pharmaceuticals, Inc.(NON)	81,600	44,354,496
Seagen, Inc.(NON)	415,300	69,272,040
Vertex Pharmaceuticals, Inc.(NON)	402,000	83,760,720

		197,387,256
Capital markets (1.9%)
London Stock Exchange Group PLC (United Kingdom)	514,781	55,205,863
S&P Global, Inc.	268,000	86,491,640

		141,697,503
Chemicals (1.2%)
Sherwin-Williams Co. (The)	125,135	86,090,377

		86,090,377
Commercial services and supplies (0.8%)
Waste Connections, Inc.	607,102	60,297,371

		60,297,371
Entertainment (1.5%)
Live Nation Entertainment, Inc.(NON)(S)	656,359	32,030,319
Netflix, Inc.(NON)	48,800	23,216,112
Sea, Ltd. ADR (Thailand)(NON)	375,400	59,200,580

		114,447,011
Equity real estate investment trusts (REITs) (2.0%)
American Tower Corp.	422,300	96,981,195
SBA Communications Corp.	189,500	55,025,115

		152,006,310
Food and staples retail (0.7%)
Walmart, Inc.	394,827	54,782,246

		54,782,246
Health-care equipment and supplies (5.1%)
Danaher Corp.	673,444	154,582,336
DexCom, Inc.(NON)	253,136	80,897,203
IDEXX Laboratories, Inc.(NON)	336,878	143,112,512

		378,592,051
Health-care providers and services (2.4%)
UnitedHealth Group, Inc.	579,100	176,706,574

		176,706,574
Health-care technology (0.2%)
GoodRx Holdings, Inc. Class A(NON)	321,300	15,547,707

		15,547,707
Hotels, restaurants, and leisure (1.2%)
Chipotle Mexican Grill, Inc.(NON)	56,300	67,643,324
DraftKings, Inc. Class A(NON)(S)	653,100	23,119,740

		90,763,064
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $194) (Private) (Germany)(NON)(F)(RES)	292	255

		255
Industrial conglomerates (0.4%)
Roper Technologies, Inc.	88,098	32,714,311

		32,714,311
Insurance (0.6%)
AIA Group, Ltd. (Hong Kong)	4,800,450	45,274,548

		45,274,548
Interactive media and services (8.2%)
Alphabet, Inc. Class C(NON)	222,700	360,998,927
Facebook, Inc. Class A(NON)	959,303	252,402,212

		613,401,139
Internet and direct marketing retail (10.0%)
Alibaba Group Holding, Ltd. (China)(NON)	2,214,400	84,299,887
Amazon.com, Inc.(NON)	208,077	631,752,984
Booking Holdings, Inc.(NON)	19,100	30,989,750

		747,042,621
IT Services (9.8%)
Fidelity National Information Services, Inc.	526,003	65,534,714
Mastercard, Inc. Class A	632,000	182,420,480
PayPal Holdings, Inc.(NON)	1,345,500	250,437,915
Snowflake, Inc. Class A(NON)(S)	132,540	33,137,651
Visa, Inc. Class A(S)	1,118,500	203,242,635

		734,773,395
Life sciences tools and services (1.3%)
Lonza Group AG (Switzerland)	159,093	96,328,517

		96,328,517
Media (1.9%)
Charter Communications, Inc. Class A(NON)(S)	233,716	141,122,395

		141,122,395
Personal products (1.4%)
Estee Lauder Cos., Inc. (The) Class A	483,200	106,139,712

		106,139,712
Pharmaceuticals (1.6%)
Eli Lilly and Co.	916,200	119,527,452

		119,527,452
Professional services (1.6%)
CoStar Group, Inc.(NON)	146,314	120,505,674

		120,505,674
Road and rail (0.8%)
Union Pacific Corp.	313,925	55,624,371

		55,624,371
Semiconductors and semiconductor equipment (5.1%)
Advanced Micro Devices, Inc.(NON)(S)	1,038,300	78,173,607
NVIDIA Corp.	359,400	180,188,784
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	673,300	56,469,671
Texas Instruments, Inc.	439,000	63,475,010

		378,307,072
Software (18.6%)
Adobe, Inc.(NON)	426,036	190,480,696
Avalara, Inc.(NON)	508,921	75,854,675
DocuSign, Inc.(NON)	313,371	63,379,285
Dynatrace, Inc.(NON)	1,475,300	52,092,843
Everbridge, Inc.(NON)(S)	335,477	35,121,087
Microsoft Corp.	3,683,300	745,757,751
Salesforce.com, Inc.(NON)	651,029	151,214,506
ServiceNow, Inc.(NON)	159,600	79,412,172

		1,393,313,015
Specialty retail (1.6%)
Home Depot, Inc. (The)	449,111	119,782,395

		119,782,395
Technology hardware, storage, and peripherals (9.6%)
Apple, Inc.	6,558,404	713,947,859

		713,947,859
Textiles, apparel, and luxury goods (3.3%)
lululemon athletica, Inc. (Canada)(NON)	243,800	77,842,902
NIKE, Inc. Class B	1,423,728	170,961,256

		248,804,158

Total common stocks (cost $3,911,146,849)		$7,386,087,218

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K (acquired 1/3/14 and 4/20/17, cost $—)(RES)	1/9/22	$42.00	6,349	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (5.7%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.18%(AFF)	Shares	310,774,456	$310,774,456
Putnam Short Term Investment Fund Class P 0.17%(AFF)	Shares	111,968,956	111,968,956
U.S. Treasury Bills 0.085%, 12/22/20		$2,900,000	2,899,648

Total short-term investments (cost $425,643,066)			$425,643,060
TOTAL INVESTMENTS

Total investments (cost $4,336,789,915)			$7,811,730,278

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2020 through October 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $7,476,221,677.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $255, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$393,564,535	$643,739,873	$726,529,952	$144,137	$310,774,456
	Putnam Short Term Investment Fund**	121,307,244	266,650,937	275,989,225	50,638	111,968,956

	Total Short-term investments	$514,871,779	$910,390,810	$1,002,519,177	$194,775	$422,743,412
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $310,774,456, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $295,945,767.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$868,970,545	$—	$—
Consumer discretionary	1,219,645,607	84,299,887	255
Consumer staples	160,921,958	—	—
Financials	141,697,503	45,274,548	—
Health care	984,089,557	—	—
Industrials	422,749,330	—	—
Information technology	3,220,341,341	—	—
Materials	86,090,377	—	—
Real estate	152,006,310	—	—

Total common stocks	7,256,512,528	129,574,435	255
Warrants	—	—	—
Short-term investments	111,968,956	313,674,104	—

Totals by level	$7,368,481,484	$443,248,539	$255
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)	6,349
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com